(a)(2)

                              Letter of Transmittal
                        To Tender Shares of Common Stock
                                       of
                          HITOX CORPORATION OF AMERICA
                        Pursuant to the Offer to Purchase
                              Dated March 23, 1999
                                       of
                             PAULSON ACQUISITION LLC

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

____________________________________________________________________________________________________________________________________
                          THIS OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                            NEW YORK CITY TIME, 0N MONDAY, APRIL 19, 1999 UNLESS THE OFFER IS EXTENDED.
____________________________________________________________________________________________________________________________________
                                                  The Depositary for the Offer is:
                                                     Founders Equity Group, Inc.

               By Mail:                           Facsimile Transmission:                By Hand or Overnight Courier:
     Tender & Exchange Department            (for Eligible Institutions Only)            Tender & Exchange Department
         2602 McKinney Avenue                         (214) 871-0088                         2602 McKinney Avenue
               Suite 220                                                                           Suite 220
          Dallas, Texas 75204                   For Confirmation Telephone:                   Dallas, Texas 75204
                                                      (888) 858-7303


                               DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
                             FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER
                             OF TRANS- MITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-
                                                          9 PROVIDED BELOW.
                                            THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF
                                          TRANASMITTAL SHOULD BE READ CAREFULLY BEFORE THIS
                                                 LETTER OF TRANSMITTAL IS COMPLETED.

____________________________________________________________________________________________________________________________________
                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))
____________________________________________________________________________________________________________________________________




____________________________________________________________________________________________________________________________________

                                                   DESCRIPTION OF SHARES TENDERED
                                                       Certificate(s) Tendered
                                                (Attach Additional List if Necessary)
____________________________________________________________________________________________________________________________________
                                                       Total Number of Shares
        Certificate Numbers(s)*               Represented by Certificate(s)**             Number of Shares Tendered**
____________________________________________________________________________________________________________________________________





Total Shares....................................................................
____________________________________________________________________________________________________________________________________
 *  Need not be completed by stockholders tendering by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Share evidenced by any certificates delivered to the
    Depositary are being tendered.  See Instruction 4.


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




         This Letter of Transmittal is to be completed by stockholders of Hitox Corporation of America (the "Company") if certificates representing Shares (as defined below) ("Share Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

         Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute deliver to the Depositary.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution___________________________________________________
Account Number  ________________________________________________________________
Transaction Code Number_________________________________________________________


[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name(s) of Registered Holder(s)  _______________________________________________
Window Ticket No. (if any)  ____________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________ Name of Institution which Guaranteed Deliver __________________________________




                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to Paulson Acquisition LLC, a Delaware limited liability company ("the Purchaser") the above-described shares of Common Stock, par value $.025 per share (the "Shares"), of Hitox Corporation of America, a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase any and up to 1,000,000 Shares at a purchase price of $2.50 per Share (the "Offer Price"), net to the seller in cash, without interest thereon, upon terms and subject to the conditions set forth in the Offer to Purchase, dated March 23, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, constitute the "Offer").

         Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect thereof on or after March 23, 1999 (a "Distribution") and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Shares Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

         The undersigned hereby irrevocably appoints designees of the Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any Distributions), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distributions), and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions), the tender of the Shares tendered hereby complies with Rule 14e-4 of the Securities and Exchange Act of 1934, as amended, and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

         The undersigned understands that if more than 1,000,000 Shares are validly tendered prior to the expiration of the Offer and not validly withdrawn in accordance with Section 3 of the Offer to Purchase, Shares so tendered and not validly withdrawn shall be accepted for payment on a pro rata basis, with adjustments to avoid purchases of fractional Shares, based upon the number of Shares validly tendered and not withdrawn by the Expiration Date.

         The undersigned understands that the tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

         Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Share Certificates evidencing any Shares not tendered or not purchased, in the name (s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased in the name(s) of, and mail said check and Share to, the person(s) so indicated. The undersigned acknowledges that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

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
____________________________________________________________________________________________________________________________________
              SPECIAL PAYMENT INSTRUCTIONS                                         SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 1,5,6 and 7)                                       (See Instructions 1,5,6 and 7)
          To be completed  ONLY if the check for the                           To be  completed  ONLY  if the check for the
purchase  price of Shares  purchased or certificates                    purchase price of  Shares purchased or certificates
evidencing Shares not tendered or not purchased  are                    evidencing Shares not tendered or not purchased are
to  be issued issued  in the name of  someone  other                    to be mailed to someone other than the undersigned,
than the  undersigned,  or if Shares tendered hereby                    or to the undersigned at an address other than that
and  delivered by book-entry transfer which  are not                    shown under the undersigned's signature.
purchased are to be returned by credit to an account
at the Book-Entry Transfer Facility other than  that                    Issue: [ ] check    [ ] Share Certificate(s) to:
designated above.                                                       Name:______________________________________________
                                                                                      (Please Print)
Issue: [ ] check    [ ] Share Certificate(s) to:                        Address:___________________________________________
Name:______________________________________________                     ___________________________________________________
                   (Please Print)                                                       (Zip Code)
Address:___________________________________________                     ___________________________________________________
___________________________________________________                     (Taxpayer Identification or Social Security Number)
                     (Zip Code)                                            (See Substitute Form W-9 below)
___________________________________________________
(Taxpayer Identification or Social Security Number)
       (See Substitute Form W-9 on reverse side)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:
Account Number ___________________________________

                                                              IMPORTANT
                                                       STOCKHOLDERS: SIGN HERE
                                                (Please complete Substitute Form W-9)
====================================================================================================================================

                                                     (Signature(s) of Holder(s))

Dated:  ____________________, 1999

         (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on the Share Certificate(s) or on a security  position  listing or by a  person(s)  authorized  to become the  registered  holder(s)  of such  Share  Certificate(s)  by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator,  guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity,  please provide the following information and see Instruction 5.)

Name(s): __________________________________________________________________________________________________________________________
                                            (Please Print)

Capacity (full title): ____________________________________________________________________________________________________________

Address: __________________________________________________________________________________________________________________________
                                                                                        (Include Zip Code)

Area Code and Telephone No.: ______________________________________________________________________________________________________

Taxpayer Identification or Social Security No.:____________________________________________________________________________________
                                                              (See Substitute Form W-9 below)

                                                      GUARANTEE OF SIGNATURE(S)
                                                     (See Instructions 1 and 5)

Authorized Signature: _____________________________________________________________________________________________________________

Name: _____________________________________________________________________________________________________________________________
                                            (Please Type or Print)

Title: ____________________________________________________________________________________________________________________________

Name of Firm: _____________________________________________________________________________________________________________________

Address: __________________________________________________________________________________________________________________________
                                                                                        (Include Zip Code)

Area Code and Telephone No.: ______________________________________________________________________________________________________

Dated: _________________________, 1999

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                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

    1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the

         Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If Share Certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered Share Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates, with the signatures on the Share Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

    2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to
         Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as aproperly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders who cannot deliver their Share Certificates and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQURIED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

    3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

    4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Share Certificate for the remainder of the Shares represented by the old Share Certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. Signatures on Letter of transmittal; Stock Powers and Endorsements. If this Letter of transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

         If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

         If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificate(s) or separate stock powers are required, unless payment of the purchase price is to be made, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

    6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s) of such Shares, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

    7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificate(s) evidencing Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

    8. Substitute Form W-9. The tendering holder of Shares is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. In the case of any holder who has completed the box entitled "Special Payment Instructions," however, the correct TIN on Substitute Form W-9 should be provided for the recipient of the payment pursuant to such instructions. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of Shares to 31% federal income tax backup withholding on the payment of the purchase price of the Shares.

    9. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent and Depositary at the address and telephone number set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

         THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE.)

                            IMPORTANT TAX INFORMATION

         Under the federal income tax law, a holder of Shares whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 Below. The holder of Shares must also state that (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to back withholding. If the Depositary is not provided with the correct TIN, payments made to such holder may be subject to 31% backup withholding.

         Certain holders of Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder of Shares. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder's tax liabilities. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

What Number to Give the Depositary

         If the holder of Shares is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder of Share has not been issued a TIN and has applied for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part II of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part III of the Substitute Form W-9 and the Depositary is not provided with a TIN within thirty
(30) days, the Depositary may withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.


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

____________________________________________________________________________________________________________________________________
                    PAYER'S NAME: FOUNDERS EQUITY GROUP, INC.
____________________________________________________________________________________________________________________________________

SUBSTITUTE                                Part I - Taxpayer Identification
FORM W-9                                  Number - For all accounts, enter
Department of the Treasury                taxpayer identification number in            Part III - Social Security Number
Internal Revenue Service                  the box at right.  (For most                                OR
                                          individuals this is your social               Employer Identification Number
Payor's Request for Taxpayer              security number.  If you do not
Identification No. (TIN)                  have a number, see Obtaining a             __________________________________________
                                          Number in the enclosed
                                          Guidelines.).  Certify by signing             (If awaiting TIN write "Applied
                                          and dating below.                                          For")
                                          Note: If the account is in more
                                          than one name, see chart in the
                                          enclosed Guidelines to determine
                                          which number to give the payer.
____________________________________________________________________________________________________________________________________
PART II - For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.
____________________________________________________________________________________________________________________________________
Certification - Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer  Identification  Number (or I am waiting for a number to be issued to me);
     and

(2)  I am not subject to backup withholding either because (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends,  or (b) the IRS has not notified me that I am no longer subject to backup withholding.

Certification  Instructions  - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting  interest or dividends on your tax return.  However,  if, after being notified by the IRS that you were  subject to backup  withholding,  you  received  another  notification  from IRS that you were no longer  subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
____________________________________________________________________________________________________________________________________
SIGNATURE____________________________________________DATE________________________________
NAME_______________________________________________________________________________________
ADDRESS____________________________________________________________________________________
CITY_____________________________STATE______________________________ZIP____________________



NOTE:     FAILURE  TO  COMPLETE  AND  RETURN  THIS  FORM MAY  RESULT  IN  BACKUP
          WITHHOLDING  OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
          PLEASE REVIEW THE ENCLOSED  GUIDELINES FOR  CERTIFICATION  OF TAXPAYER
          IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR
              WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary within thirty (30) days, 31% of all reportable payments made to me pursuant to the Offer may be withheld.

___________________________________                _____________________________
Signature                                          Date



             The Information Agent and Depositary for the Offer is:

                           Founders Equity Group, Inc.
                              2602 McKinney Avenue
                                    Suite 220
                               Dallas, Texas 75202
                           (888) 858-7303 (toll free)